Sale of Blackwater - Schedule of Loss on Sale of Blackwater (Details) $ in Millions, $ in Millions	Aug. 21, 2020 USD ($)	Dec. 31, 2020 USD ($)	Aug. 21, 2020 CAD ($)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 USD ($)
Disclosure of detailed information about property, plant and equipment [line items]
Reclamation and closure cost obligations		$ (119.2)		$ (107.0)	$ (92.6)
Receivable from Artemis (Note 5)		$ 39.3		$ 0.0
Blackwater
Disclosure of detailed information about property, plant and equipment [line items]
Mineral interest	$ 357.3
Reclamation and closure cost obligations	(10.3)
Less: Mineral interests retained through Blackwater stream	(150.0)
Carrying value of assets and liabilities sold	197.0
Cash	106.0		$ 140
Fair value of Artemis common shares	26.1
Receivable from Artemis (Note 5)	37.9
Transaction costs incurred	(3.2)
Total proceeds received, net of transaction costs	166.8
Loss on sale of Blackwater	$ (30.2)